Loans And Allowance For Credit Losses (Principal Amounts Related To Assets And Liabilities Of The Special Purpose Entity) (Details) (JPY ¥) In Millions, unless otherwise specified	Sep. 30, 2011	Mar. 31, 2011
Loans And Allowance For Credit Losses [Abstract]
Principal amounts of commercial loans in trusts	¥ 25,195	¥ 25,638
Senior beneficial interests retained by the MUFG Group	22,433	22,854
Subordinated beneficial interest sold to investors	2,762	2,784
Total beneficial interests	¥ 25,195	¥ 25,638